UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2018 (July 6, 2018)
Churchill Downs Incorporated
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)
(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                             ☐

Item 7.01.	Regulation FD Disclosure.
As previously disclosed, on February 28, 2018, Churchill Downs Incorporated (“CDI”) announced that it had entered into two separate definitive asset purchase agreements with Eldorado Resorts, Inc. (“ERI”) and certain of its subsidiaries to acquire substantially all of the assets and properties used in connection with the operation of Presque Isle Downs & Casino in Erie, Pennsylvania (the “Presque Isle Transaction”), and Lady Luck Casino in Vicksburg, Mississippi (the “Lady Luck Vicksburg Transaction”) for total aggregate consideration of approximately $229.5 million, to be paid in cash, subject to certain working capital and other purchase price adjustments.
Also as previously disclosed, on May 7, 2018, each of CDI and ERI received a request for additional information and documentary material (a “Second Request”) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), from the Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the pending Lady Luck Vicksburg Transaction.
Following receipt of, and consideration of the time and expense needed to reply to, the Second Request, pursuant to a Termination Agreement and Release, dated as of July 6, 2018, by and among CDI, ERI and certain subsidiaries of ERI (the “Termination Agreement”), CDI and ERI mutually agreed to terminate the asset purchase agreement with respect to the Lady Luck Vicksburg Transaction. Pursuant to the Termination Agreement, CDI has agreed to pay to ERI a termination fee of $5.0 million, subject to the parties’ execution of a definitive agreement with respect to the Lady Luck Nemacolin Transaction, as described below.
Concurrently with the entry into the Termination Agreement, CDI, ERI and a wholly-owned subsidiary of ERI also entered into an amendment to the previously announced asset purchase agreement relating to the Presque Isle Transaction (the “Amendment”). Pursuant to the Amendment, CDI and ERI have agreed to, among other things, (i) eliminate the consummation of the Lady Luck Vicksburg Transaction as a condition to closing the Presque Isle Transaction, (ii) withdraw the parties’ filings previously submitted in connection with the HSR Act and submit new filings pursuant to the HSR Act to reflect the transactions contemplated by the Amendment and the Termination Agreement and (iii) cooperate in good faith, subject to certain conditions, to enter into an agreement pursuant to which CDI, for cash consideration of $100,000, will assume the rights and obligations of an affiliate of ERI to operate the Lady Luck Casino Nemacolin in Farmington, Pennsylvania (the “Lady Luck Nemacolin Transaction”). The Presque Isle Transaction reflects a stand-alone purchase price of $178.9 million and remains dependent on usual and customary closing conditions. Closing of the Presque Isle Transaction is also conditioned on the execution of the definitive agreement with respect to the Lady Luck Nemacolin Transaction. CDI and ERI believe they will be able to work expeditiously to complete the HSR review and promptly obtain the expiration (or termination) of the statutory waiting period for the Presque Isle and Lady Luck Nemacolin transactions pursuant to new filings under the HSR Act. Subject to expiration of termination of the waiting period under the HSR Act and receipt of Pennsylvania regulatory approvals, the Presque Isle Transaction and the Lady Luck Nemacolin Transaction are expected to close in the fourth quarter of 2018.
A copy of the press release announcing the Termination Agreement and Amendment is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits
99.1Press Release dated July 9, 2018 issued by Churchill Downs Incorporated.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Current Report on Form 8-K are made pursuant to the Act. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. These statements involve substantial known and unknown risks and uncertainties that could cause CDI’s actual plans and results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, the risks and uncertainties associated with the timing, conditions and receipt of regulatory approvals and satisfaction of other closing conditions in connection with the Presque Isle Transaction and the Lady Luck Nemacolin Transaction (together, the “Pending Transactions”); unexpected costs relating to the Pending Transactions; disruption of management time from ongoing business operations due to the Pending Transactions; adverse effects on the market price of CDI’s common stock relating to announcements regarding the Pending Transactions; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Pending Transactions; and the risk factors set forth in CDI’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent reports filed with the SEC. Forward-looking statements should be considered in light of these risks and uncertainties and speak only as of the date the statements were made. Except as required by law, CDI assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

Date: July 9, 2018	By:	/s/ Bradley K. Blackwell
	Name:	Bradley K. Blackwell
	Title:	Senior Vice President, General Counsel and Secretary